Exhibit 24.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We hereby consent to the use in the Form 8-K Current Report - Amendment No. 1 of Torbay Holdings, Inc. our report for the period from March 22, 1999 (inception) to July 23, 1999 dated November 30, 1999 relating to the financial statements of Torbay Holdings, Inc. which appear in such Form 8-K/A.



                                                WEINBERG & COMPANY, P.A.
                                                Certified Public Accountants



Boca Raton, Florida
January 5, 2000